UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 6, 2010

Mitcham Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	000-25142	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas		77342
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	936-291-2277

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Billy F. Mitcham, Jr., President and Chief Executive Officer and Robert P. Capps, Executive Vice President and Chief Financial Officer of Mitcham Industries, Inc. (the "Company"), will present at the Pritchard Capital Partners Energize 2010 Conference in San Francisco, California on Wednesday, January 6, 2010, commencing at approximately 1:30 p.m. Pacific Standard Time. The Conference is being held at the Westin San Francisco Market Street Hotel, 50 Third Street in San Francisco. The slides from the presentation will be available through the Investor Relations section of the Company’s website at www.mitchamindustries.com and will remain available on the Company’s website through April 16, 2010.
The information contained in Item 7.01 of this report (i) is not to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended, or the Exchange Act.

The presentation referenced in this report and any oral or written statements made in connection with the presentation may contain forward-looking information and statements within the meaning of the Private Securities Litigation Act of 1995, including Mitcham Industries, Inc.’s prospects and development of its operations and its business strategies, all of which are subject to certain risks, uncertainties and assumptions including, among other things, changes in market conditions in the oil and gas exploration and production industry, prices and reserves of crude oil and natural gas, our ability to maintain and attract customers, weather conditions, political developments, technical obsolescence of our equipment, the Company’s ability to finalize contractual arrangements, and other risks and uncertainties disclosed in the Company’s reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results could vary materially from those anticipated. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitcham Industries, Inc.

January 6, 2010	By:	Robert P. Capps

Name: Robert P. Capps
Title: Chief Financial Officer